SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 9, 2002
                                                    -----------


                              CPI CORP.
                              ---------
        (Exact name of registrant as specified in its charter)


Delaware                     0-11227               43-1256674
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(State or Other       (Commission File Number)   (I.R.S. Employer
Jurisdiction of                                   Identification
Incorporation)                                    Number)


      1706 Washington Avenue, St. Louis, Missouri  63103-1790
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        (Address of principal executive offices) (zip code)


                          (314) 231-1575
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        (Registrant's telephone number, including area code)



      -------------------------------------------------------
   (Former name or former address, if changed since last report)















ITEM 5.   OTHER ITEMS.

On May 9, 2002, the Board of Directors approved Resolutions to amend CPI Corp.'s By-laws. Set forth below is the text of the resolutions amending CPI Corp.'s By-laws:

                      RESOLUTIONS

     RESOLVED, that Section 2.4 of the By-laws be amended and restated in its entirety as follows:

     "Unless waived, written notice of each meeting of stockholders shall be given which shall state the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. By or at the direction of the Chairman of the Board, Chief Executive Officer, the President, the Secretary, or the persons calling the meeting, each stockholder of record entitled to vote at such meeting shall receive written notice of such meeting either personally or by mail and such notice shall be given to each stockholder of record entitled to vote at such meeting not later than the tenth day nor earlier than the sixtieth day preceding such meeting. If such notice is given by mail, it shall be deemed delivered and given when deposited in the United States mail, postage prepaid, addressed to the stockholder at his address as it appears on the records of the Corporation. The New York Stock Exchange ("NYSE") should be given prompt notice by telephone and in writing of the calling of any meeting of stockholders. The notice must be received by the NYSE not later than the tenth day prior to the record date (or closing of the transfer books) for determination of stockholders entitled to vote at the meeting. Attendance of a stockholder at any meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business thereat because the meeting is not lawfully called or convened."

; and it is further

     RESOLVED, that Section 2.13 of the By-laws be amended and restated in its entirety as follows:

    "SECTION 2.13. ACTIONS WITHOUT MEETINGS. Unless otherwise provided by law or in the Corporation's
    Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no resolution fixing a record date has been adopted by the board of directors within ten (10) days after the date on which such a request is received, when no prior action by the board of directors is required by applicable law for the taking of the corporate action proposed to be taken, the record date in respect thereof shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the state of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of stockholders meetings are recorded, to the attention of the Secretary of the corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested.
    If no resolution fixing a record date has been adopted by the board of directors and prior action by the board of directors is required by applicable law for the taking of the corporate action proposed to be taken, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing."

; and it is further

     RESOLVED, that the following be added after Section 2.14 of the By-laws:

     "SECTION 2.15. INFORMATION REGARDING ACTION BY WRITTEN CONSENT. In addition to the requirements of any applicable statute, so long as securities of the Corporation of any class are subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, whenever action involving the election of directors is to be taken by the stockholders of the Corporation by written consent without a meeting, a proxy statement or information statement disclosing information regarding each nominee for director and other corporate action to be taken as would be required to be included in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 shall be delivered to the stockholders of the Corporation entitled to vote on or consent to such matter not less than twenty (20) business days prior to the effectiveness of such action and to the Secretary of the Corporation when requesting the determination of the record date for such action pursuant to Section 2.13 of these By-laws. The provisions set forth in this Section 2.15 may not be repealed or amended in any respect or in any manner, including by any merger or consolidation of the Corporation with any other corporation, unless the surviving corporation's Certificate of Incorporation or By-laws contains a provision to the same effect as this Section, except by the affirmative vote of the holders of not less than 90% of the outstanding shares of common stock of the Corporation, subject to the provisions of any series of preferred stock that may at the time be outstanding."






































                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CPI CORP.
                                  (Registrant)


                                  /s/     Gary W. Douglass
                                  -----------------------------
                                  Gary W. Douglass
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  May 13, 2002